UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(866) 331-5324

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Definitive Material Agreement

Warrant Repricing Transactions

On August 14, 2019 (the “Effective Date”), AudioEye, Inc. (the “Company”) entered into an Omnibus Amendment to Common Stock Warrants (the “2015 PA Warrant Amendment”), which amended warrants to purchase up to a total of 1,194,990 shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”), previously issued under a Note and Warrant Purchase Agreement dated as of October 9, 2015 by and among the Company and certain investors, as amended by a First Amendment to Note and Warrant Purchase Agreement dated as of April 18, 2016 and a Second Amendment to Note and Warrant Purchase Agreement dated as of October 11, 2017 (the “2015 PA Warrants”). The 2015 PA Warrant Amendment amended the 2015 PA Warrants such that they are exercisable at a discounted exercise price of $1.63 per share if exercised in full for a cash purchase price on or prior to August 16, 2019, or $2.50 per share if exercised during the remainder of their terms.

On the same date, the Company entered into an Omnibus Amendment to Common Stock Warrants (the “2018 PA Warrant Amendment” and, together with the 2015 PA Warrant Amendment, the “Warrant Amendments”), which amended warrants to purchase up to a total of 85,719 shares of Common Stock previously issued under an Amended and Restated Common Stock and Warrant Purchase Agreement dated as of August 23, 2018 by and among the Company and certain investors (the “2018 PA Warrants”). The 2018 PA Warrant Amendment amended the 2018 PA Warrants such that they are exercisable at a discounted exercise price of $4.07 per share if exercised in full for a cash purchase price on or prior to August 16, 2019, or $6.25 per share if exercised during the remainder of their terms.

As a result of the Warrant Amendments, up to 1,280,709 shares of Common Stock may be issued at the discounted exercise prices, for an aggregate cash purchase price of up to approximately $2.3 million. As of the time of the filing of this Form 8-K, warrants were exercised at the discounted exercise prices to purchase a total of 1,212,136 shares of Common Stock, for an aggregate cash purchase price of approximately $2.1 million.

The foregoing description of the Warrant Amendments is qualified in its entirety by the text of the Warrant Amendments, the form of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Letter Agreement

On August 14, 2019, in consideration of the Warrant Amendments and the agreed exercise thereof by Sero Capital LLC, a Delaware limited liability company and significant stockholder of the Company (the “Stockholder”), and in consideration of the Stockholder’s stock ownership in the Company, the Company entered into a letter agreement with the Stockholder dated as of August 14, 2019 (the “Letter Agreement”). Pursuant to the Letter Agreement, the Company agreed, upon the request of the Stockholder, to increase the size of the Company’s Board of Directors (the “Board”) and to appoint to the Board two individuals designated by the Stockholder for so long as the Stockholder and its affiliates collectively own at least 30% of the voting power of the Company. The number of designated directors will be reduced to one at such time as the Stockholder and its affiliates collectively own less than 30% of such voting power and, at such time as such ownership falls below 5%, the Stockholder will cease to have the right to designate a director. The Company’s obligations under the Letter Agreement are subject to compliance with the Company’s governing documents and policies, as well as all applicable laws, rules and regulations.

The foregoing description of the Letter Agreement is qualified in its entirety by the text of the Letter Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

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Loan Agreement

On August 14, 2019, the Company entered into a Loan Agreement dated as of August 14, 2019 (the “Loan Agreement”) with Sero Capital LLC, a Delaware limited liability company and significant stockholder of the Company (the “Lender”). The Loan Agreement provides the Company with an unsecured credit facility pursuant to which the Company may, from time to time during the term of the Loan Agreement and subject to the terms and conditions thereof, borrow up to the aggregate principal amount of $2,000,000. Any advances under the Loan Agreement will bear interest at a per annum rate of 10% (subject to increase in the event of a default), which will be payable monthly (subject to certain exceptions) and may, at the Company’s option, be paid either in cash or by the issuance to the Lender of shares of Common Stock. The term of the Loan Agreement extends through August 14, 2020, subject to earlier termination as provided in the Loan Agreement. The Company’s obligations under the Loan Agreement are subject to acceleration upon the occurrence of an event of default (as defined in the Loan Agreement). The Company may prepay its obligations under the Loan Agreement without penalty, but subject to certain limitations regarding the number, timing and dollar amounts of prepayments. The Loan Agreement provides for certain customary covenants, representations and events of default.

As described in Item 3.02 of this Current Report on Form 8-K (this “Form 8-K”), the Company issued certain Common Stock Warrants to the Lender in connection with the Loan Agreement.

The foregoing description of the Loan Agreement is qualified in its entirety by the text of the Loan Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The description of the Warrant Amendments set forth in Item 1.01 of this Form 8-K is incorporated herein by reference. Each of the Warrant Amendments was entered into, and each of the amended warrants is being issued in reliance upon, the exemption from registration afforded by Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities laws or, alternatively, Section 3(a)(9) of the Securities Act and corresponding provisions of state securities laws. No consideration was received by the Company in connection with the Warrant Amendments.

In consideration of the credit facility provided to the Company under the Loan Agreement described in Item 1.01 of this Form 8-K, on August 14, 2019, the Company issued to the Lender a Common Stock Warrant dated as of August 14, 2019 (the “Lender Warrant”) to acquire up to a total of 146,667 shares of Common Stock for an exercise price of $6.00 per share, which exercise price may be paid in cash or, at the election of the Lender, in a cashless, or “net,” exercise transaction. The Lender Warrant expires at 5:00 p.m., Arizona time, on August 14, 2020. The description of the Loan Agreement set forth in Item 1.01 of this Form 8-K is incorporated herein by reference. The Lender Warrant was issued in reliance upon the exemption from registration afforded by Regulation D of the Securities Act and corresponding provisions of state securities laws.

The foregoing description of the Lender Warrant is qualified in its entirety by the text of the Lender Warrant, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On the Company’s earnings call held on August 14, 2019, the Company stated, with respect to fiscal 2019, “Our exit MRR rate at year-end will be much higher than at the end of Q2, even though we have adjusted revenue guidance for this year. To be clear, we have very high growth expectations for next year, but even with no growth in bookings, our revenue will be up approximately 130% next year. Again, we're expecting very strong growth next year, but this illustration just captures the effect of the backlog on our SaaS business model.” The correct statement should have been “Our exit MRR rate at year-end will be much higher than at the end of Q2, even though we have adjusted revenue guidance for this year. To be clear, we have very high growth expectations for next year, but even with no growth in bookings, our revenue will be up approximately 30% next year. Again, we're expecting very strong growth next year, but this illustration just captures the effect of the backlog on our SaaS business model.”

The guidance set forth above in this Item 7.01 reflects management’s expectations about the Company’s future financial performance based on information available at the time of the earnings call and constituted a forward-looking statement within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ from those indicated by such forward-looking statement as a result of various important factors, including the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 27, 2019.

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The information set forth in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits:

Exhibit Number	Description

10.1	Form of Omnibus Amendment to Common Stock Warrants dated as of August 14, 2019

10.2	Letter Agreement dated as of August 14, 2019 between the Company and Sero Capital LLC

10.3	Loan Agreement dated as of August 14, 2019 between the Company and Sero Capital LLC

10.4	Common Stock Warrant dated as of August 14, 2019 Issued by the Company to Sero Capital LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2019	By:	/s/ Carr Bettis
Carr Bettis
Executive Chairman

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